UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01                                           Entry Into Material Definitive Agreement.

On November 21, 2019, Halcón Resources Corporation, a Delaware corporation (the “Company”) entered into the First Amendment (the “Amendment”) to the Senior Secured Revolving Credit Agreement by and among the Company, as borrower; Bank of Montreal, as administrative agent; and the other lenders signatory thereto (the “Credit Agreement”). The Amendment, among other things, reduced the Borrowing Base (as defined in the Credit Agreement) to $240.0 million from the date of the Amendment to, but excluding, the First Redetermination Date (as defined in the Credit Agreement) and modified (i) under the definition of Payment Conditions, the limit of the Total Net Indebtedness Leverage Ratio (as defined in the Credit Agreement) to not exceed 2.25 to 1.00; and (ii) the limit of the ratio of Consolidated Total Net Indebtedness (as defined in the Credit Agreement) as of the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2020, to EBITDAX (as defined in the Credit Agreement) to not be greater than 3.50 to 1.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits that are furnished herewith:

Exhibit
Number	Description of Document

10.1

First Amendment to the Senior Secured Revolving Credit Agreement, dated as of November 21, 2019, by and among Halcón Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and the lenders party thereto.

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1

First Amendment to the Senior Secured Revolving Credit Agreement, dated as of November 21, 2019, by and among Halcón Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

November 26, 2019	By:	/s/ Ragan T. Altizer
	Name:	Ragan T. Altizer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer